CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Each of the undersigned officers of Quanta Services, Inc. (the “Company”) certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to such officer’s knowledge that:
     (1) the accompanying Form 10-Q report for the period ending September 30, 2005 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 8, 2005

/s/ JOHN R. COLSON
John R. Colson,
Chief Executive Officer

Dated: November 8, 2005

/s/ JAMES H. HADDOX
James H. Haddox,
Chief Financial Officer